united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-22549

Northern Lights Fund Trust II
(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska	68130
(Address of principal executive offices)	(Zip code)

James Ash, Gemini Fund Services, LLC
80 Arkay Drive, Hauppauge, NY 11788
(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-470-2619

Date of fiscal year end:	11/30

Date of reporting period:	11/30/14

Item 1. Reports to Stockholders.

Linde Hansen Contrarian Value Fund

ANNUAL REPORT

November 30, 2014

Class I Shares (Symbol: LHVIX)
Class A Shares (Symbol: LHVAX)

1-855-754-7933
www.lindehansen.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholder:

Thank you for investing along with us in the Linde Hansen Contrarian Value Fund. As contrarian value investors in U.S. domestic common stocks, we use fundamental analysis to build a concentrated portfolio that we believe is not beholden to conventional thinking, thereby differentiating us from most others available today. Our goal is to build wealth for our shareholders over longer periods of time using a methodology we believe has stood the test of time.

The performance struggles in 2014 of active managers relative to passive (or, more accurately, index-based) investing have been widely reported in the press. These stories focus on underperformance to support the argument that index-based vehicles (ETFs or mutual funds) are superior to active management. While many seem to have made up their minds, it seems that few (if any) have spent much effort to determine why so many active managers are behind the benchmarks this year before condemning their approach. We believe two investment trends are behind this outcome.

First, with interest rates at historic lows, investors continuing fixation on generating current income has resulted in strong demand for common stocks with high dividend yields, especially of traditionally high yielding utility companies and real estate investment trusts (REITs). As investors in aggregate re-allocate their portfolios money has been flowing disproportionately into yield oriented equities (maybe without fully assessing the risk for loss of capital).

Accordingly, Utilities and REIT’s have been among the best performers this year. And as large weights in the indices, they have driven benchmark performance. Managers with a focus on total return (current income AND capital appreciation) would more than likely not hold a meaningful over-weight of these companies, and relatively underperform their corresponding index benchmark as a result.

Second, the press, academics and other market pundits have seized upon this underperformance as proof that active management is inferior to indexing. As passive investing gets more positive press, more advisors and investors succumb to the fashion of the day and allocate more money to broad based index funds and ETF’s. We believe a self- fulfilling cycle has developed as more money flows into the index funds and out of active funds, driving the performance of the former while hindering that of the latter.

Many years ago Ben Graham – the dean of value investing – remarked that the stock market is a voting machine in the short term, but a weighing machine in the long term. In the short term, popularity - and not necessarily investment merit - will drive a stock’s price. But in the long term, he believed the market will reveal the true value of underlying businesses. Today, it seems the vote is being cast for current income and passive investment, while there appears little consideration being given to the value of the underlying businesses. No one can predict when this popularity will fade and the scales tip, but as we have done in the past, we will not be chasing them regardless of how strong the momentum. We remain focused on our objective of building wealth over time, doing this by finding companies whose “weight” exceeds their current popularity. Though this may not be currently fashionable, we believe it is a prudent investing methodology and one which may generate solid returns for our investors in the years to come.

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Performance Review

The Linde Hansen Contrarian Value Fund – Class A Share advanced 4.97% for the one year period ended November 30, 2014 compared to an advance of 17.02% for the Russell Midcap Value Index. There were three primary factors behind our relative underperformance. First, we were substantially underweight the strong performing Utility and REIT sectors which comprised over 26% of the benchmark weight. Second, we were overweight the poor performing Energy sector relative to the benchmark. And finally, we carried a cash balance of over 20% during the course of the year which provided a relative negative drag on the portfolio.

Cash is a residual of our investment process. Since we are not benchmark sensitive and have no mandate to remain fully invested, our cash position will build if we are unable to find suitable replacements for the companies we are selling. Conversely, our cash position will decline as we find attractive equity investments.

Our portfolio contains a cadre of companies that we believe may experience improving returns on invested capital. We monitor these companies over time, assessing their progress against our expectations along with the valuation of the stock. In 2014, virtually all the companies in our portfolio made progress in improving their profitability, though none achieved dramatic results well in excess of what we expected. Two of our companies struggled this year, taking one step back for every step forward, and are under close review. And two companies were eliminated from the portfolio as we determined expected improvements were unlikely to happen within a reasonable time frame.

The two biggest contributors to the portfolio’s growth over the last year were CenturyLink (5.3% of the portfolio) and Hospira (3.3% of the portfolio). CenturyLink started the year at a dividend yield in excess of 7% and likely benefited from the increased demand by investors for high yielding common stocks. In addition, its business remained stable and the company continued to make progress toward revenue growth.

Hospira continued to improve its profitability after having restarted operations at its largest pharmaceutical manufacturing operation in North Carolina. The company also gained a number of international regulatory clearances to market biosimilar products in 2014 that bodes well for this longer term growth strategy.

The detractors to our portfolio can be summarized in three words – oil price drop. Transocean (2.1% of the portfolio), an owner of drilling rigs used for oil exploration and production, and McDermott (2.6% of the portfolio), an engineering and construction company that specializes in constructing complex oil and gas production projects, were hard hit by the collapse in the price of oil. Both of these companies are service providers to the oil producers and lower oil prices imply less activity in their core markets.

Outlook

A year may have passed but our point of view has not changed much: the world is still de-levering and macro headwinds may continue to blow. Outside the US, economic growth has slowed. Brazil, China and Russia are all experiencing weakness and the European recovery is sputtering. Countries whose economies are dependent on oil exports, like Russia and Venezuela, are experiencing serious strain.

2

Meanwhile, back in the US, lower oil prices may marginally improve prospects for economic growth. And while it feels like we have been eternally waiting for the Federal Reserve Board to constrict liquidity and push up interest rates, most believe this will happen sometime in 2015. The combination of economic growth and rising interest rates may make the dollar attractive to foreign investors. We think this all bodes well for US equities. But this confluence of positives has not gone unnoticed. Valuation levels, in our opinion, remain high in aggregate and should current high levels of profitability contract, stock prices would likely suffer.

Please keep in mind: as bottom-up, fundamental investors, we don’t place a lot of faith in forecasts for the direction of stock prices or interest rates, whether they are ours or others. That’s why we try not to encumber our investment methodology with a top-down perspective. Our primary objective is to build a concentrated portfolio of companies that we believe are undervalued relative to their normal earnings power while having managements that are trying to drive their return on invested capital higher. When we find companies that fit our criteria for investment, they are added to the portfolio. While we may be right or wrong in our stock picks, the overall level of the stock market is irrelevant to our decision making.

At certain times like today, our value discipline shrinks the universe of potential candidates. Cash is currently higher than normal in our portfolio, but recent stock market volatility has begun unearthing some interesting opportunities. Over time we have learned that the best long term results come from consistently implementing a disciplined investment methodology. We believe the worst investing mistakes happen when discipline is abandoned and criteria are stretched (usually in an effort to stay fully invested or chasing indexes). With that perspective in mind, expect us to be patient and disciplined as we move into 2015. New opportunities will come, and we will be ready for them.

Thank you for the trust and confidence you have placed in us by being a fellow shareholder.

Russell Midcap Value Index – The Russell Midcap Value Index measures the performance of the mid-cap segment of the U.S. equity universe and is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market.

Volatility: A statistical measure of the dispersion of returns for a given security or market index. Volatility is commonly measured by using the standard deviation or variance between returns from that same security or market index.

Return on invested capital – A calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The measure gives a sense of how well a company is using its money to generate returns.

5000-NLD-1/02/2015

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Linde Hansen Contrarian Value Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through November 30, 2014*

Annualized Total Returns as of November 30, 2014
		Since
	1 Year	Inception*

Linde Hansen Contrarian
Value Fund:
Class A	4.97%	13.06%
Class A with load	(0.58)%	10.92%
Class I	5.20%	13.33%
Russell Midcap Value Index	17.02%	19.77%

*	Fund commenced operations on February 8, 2012.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe and is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. Investors cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. . The Fund’s total annual gross operating expenses, as stated in the fee table to the Portfolio’s prospectus dated March 31, 2014, are 1.99% for Class A and 1.74% for Class I. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month end, please call 1-855-754-7933.

PORTFOLIO COMPOSITION** (Unaudited)
Consumer - Cyclical	25.0%
Consumer- Non-Cyclical	20.1%
Communications	16.4%
Financial	10.7%
Technology	10.2%
Energy	10.0%
Utilities	4.2%
Basic Materials	3.4%
100.0%

**   Based on Portfolio Market Value as of November 30, 2014.

Please refer to the Portfolio of Investments for a detailed analysis of Fund’s holdings.

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Linde Hansen Contrarian Value Fund
PORTFOLIO OF INVESTMENTS
November 30, 2014

Shares		Value
	COMMON STOCK - 78.9%
	ADVERTISING - 3.4%
73,800	Interpublic Group of Cos., Inc.	$1,497,402

	BIOTECHNOLOGY - 4.3%
16,800	Celgene Corp. *	1,909,992

	CHEMICALS - 2.7%
51,400	Chemtura Corp. *	1,197,620

	COMMERCIAL SERVICES - 2.5%
65,600	CDI Corp.	1,127,008

	COMPUTERS - 3.8%
89,100	Cadence Design Systems, Inc. *	1,681,317

	GAS - 3.3%
35,509	NiSource, Inc.	1,485,697

	HEALTHCARE-PRODUCTS - 7.0%
61,500	Hologic, Inc. *	1,648,200
24,600	Hospira, Inc. *	1,467,144
		3,115,344
	HOUSEHOLD PRODUCTS/WARES - 2.0%
7,731	Kimberly-Clark Corp.	901,357

	INSURANCE - 4.5%
56,500	XL Group PLC	2,006,880

	LEISURE TIME - 3.6%
36,700	Carnival Corp.	1,620,672

	OIL & GAS - 5.3%
16,700	EOG Resources, Inc.	1,448,224
44,000	Transocean Ltd.	924,440
		2,372,664
	OIL & GAS SERVICES - 2.6%
321,200	McDermott International, Inc. *	1,140,260

	REAL ESTATE INVESTMENT TRUSTS - 3.9%
74,200	Host Hotels & Resorts, Inc.	1,724,408

	RETAIL - 16.1%
63,997	Abercrombie & Fitch Co. - Class A	1,846,313
57,700	Brown Shoe Co., Inc.	1,890,252
92,700	Chico’s FAS, Inc.	1,471,149
232,800	Ruby Tuesday, Inc. *	1,941,552
		7,149,266

The accompanying notes are an integral part of these financial statements.

5

Linde Hansen Contrarian Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

Shares		Value
	SEMICONDUCTORS - 4.3%
43,983	Broadcom Corp.	$1,896,987

	TELECOMMUNICATIONS - 9.6%
529,000	Alcatel-Lucent - ADR	1,877,950
58,000	CenturyLink, Inc.	2,364,660
		4,242,610

	TOTAL COMMON STOCK (Cost - $27,325,713)	35,069,484

	TOTAL INVESTMENTS - 78.9% (Cost - $27,325,713)(a)	$35,069,484
	CASH & OTHER ASSETS LESS LIABILITIES - 21.1%	9,361,007
	NET ASSETS - 100.0%	$44,430,491

*	Non-income producing security.

ADR - American Depositary Receipt

PLC - Public Limited Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $27,306,192 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$9,817,032
Unrealized Depreciation:	(2,053,740)
Net Unrealized Appreciation:	$7,763,292

The accompanying notes are an integral part of these financial statements.

6

Linde Hansen Contrarian Value Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2014

Assets:
Investments in Securities at Value (identified cost $27,325,713)	$35,069,484
Cash	9,298,324
Dividends Receivable	97,383
Prepaid Expenses and Other Assets	15,388
Total Assets	44,480,579

Liabilities:
Accrued Advisory Fees	20,675
Payables to Other Affiliates	7,441
Accrued Distribution Fees	4,158
Payable for Fund Shares Redeemed	799
Accrued Expenses and Other Liabilities	17,015
Total Liabilities	50,088

Net Assets	$44,430,491

Composition of Net Assets:
At November 30, 2014, Net Assets consisted of:
Paid in Capital	$36,751,051
Undistributed Net Investment Income	36,165
Accumulated Net Realized Loss From Security Transactions	(100,496)
Net Unrealized Appreciation on Investments	7,743,771
Net Assets	$44,430,491

Net Asset Value, Offering and Redemption Price Per Share
Class A:
Net Assets (Unlimited shares of no par beneficial interest authorized; 1,548,049 shares outstanding)	$20,400,128
Net Asset Value ($20,400,128/1,548,049 shares outstanding) and redemption price per share (a)	$13.18
Maximum Offering Price Per Share (Maximum sales charge of 5.25%)(b)	$13.91

Class I:
Net Assets (Unlimited shares of no par beneficial interest authorized; 1,814,511 shares outstanding)	$24,030,363
Net Asset Value ($24,030,363/1,814,511 shares outstanding), offering price and redemption price per share (a)	$13.24

(a)	Redemptions made within 60 days of purchases may be assessed a redemption fee of 1.00%.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

7

Linde Hansen Contrarian Value Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2014

Investment Income:
Dividend Income	$621,840
Total Investment Income	621,840

Expenses:
Investment Advisory Fees	422,265
Distribution (12b-1) Fees - Class A	65,581
Transfer Agent Fees	48,921
Administration Fees	37,059
Fund Accounting Fees	33,545
Registration and Filing Fees	27,512
Legal Fees	24,248
Audit Fees	14,000
Chief Compliance Officer Fees	13,721
Printing Expense	8,874
Trustees’ Fees	7,753
Custody Fees	5,387
Miscellaneous Expenses	5,905
Total Expenses	714,771
Less: Fees Waived by Adviser	(163,540)
Net Expenses	551,231
Net Investment Income	70,609

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss from Security Transactions	(96,380)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,149,239
Net Realized and Unrealized Gain on Investments	2,052,859

Net Increase in Net Assets Resulting From Operations	$2,123,468

The accompanying notes are an integral part of these financial statements.

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Linde Hansen Contrarian Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2014	November 30, 2013
From Operations:
Net Investment Income	$70,609	$219,873
Net Realized Gain (Loss) from Security Transactions	(96,380)	2,001,055
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,149,239	5,013,781
Net Increase in Net Assets Resulting From Operations	2,123,468	7,234,709

Distributions to Shareholders From:
Net Investment Income:
Class A	—	(166,076)
Class I	(9,695)	(122,161)
Net Realized Gains:
Class A	(1,377,911)	—
Class I	(623,052)	—
Total Distributions to Shareholders	(2,010,658)	(288,237)

From Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	6,981,697	9,301,003
Distributions Reinvested	1,340,013	165,737
Redemption Fee Proceeds	706	97
Cost of Shares Redeemed	(13,468,232)	(707,955)
	(5,145,816)	8,758,882
Class I Shares:
Proceeds from Shares Issued	13,949,260	1,312,835
Distributions Reinvested	354,551	60,547
Redemption Fee Proceeds	575	50
Cost of Shares Redeemed	(2,079,470)	(206,984)
	12,224,916	1,166,448

Net Increase in Net Assets Resulting from Beneficial Interest Transactions	7,079,100	9,925,330

Total Increase in Net Assets	7,191,910	16,871,802

Net Assets:
Beginning of Year	37,238,581	20,366,779
End of Year*	$44,430,491	$37,238,581
* Includes undistributed net investment income of:	$36,165	$3,587

Share Activity:
Class A Shares:
Shares Issued	548,765	778,844
Shares Reinvested	107,718	16,217
Shares Redeemed	(1,030,254)	(58,642)
Net increase (decrease) in shares of beneficial interest outstanding	(373,771)	736,419

Class I Shares:
Shares Issued	1,066,749	113,191
Shares Reinvested	28,433	5,913
Shares Redeemed	(162,046)	(17,383)
Net increase in shares of beneficial interest outstanding	933,136	101,721

The accompanying notes are an integral part of these financial statements.

9

Linde Hansen Contrarian Value Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year	Year	Period*
	Ended	Ended	Ended
	November 30, 2014	November 30, 2013	November 30, 2012

Net Asset Value, Beginning of Period	$13.27	$10.36	$10.00
From Operations:
Net investment income (a)	0.01	0.08	0.05
Net gain from securities (realized and unrealized)	0.61	2.97	0.31
Total from operations	0.62	3.05	0.36

Distributions to shareholders from:
Net investment income	—	(0.14)	—
Net realized gains	(0.71)	—	—
Total distributions	(0.71)	(0.14)	—

Paid in capital from redemption fees	0.00 (e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$13.18	$13.27	$10.36

Total Return (b)	4.97%	29.83%	3.60	% (c)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$20,400	$25,505	$12,276
Ratio of expenses to average net assets, before reimbursement	1.78%	1.99%	2.84	% (d)
net of reimbursement	1.40%	1.40%	1.40	% (d)
Ratio of net investment income to average net assets	0.06%	0.64%	0.57	% (d)
Portfolio turnover rate	19%	42%	7	% (c)

*	Commencement of Operations was February 8, 2012.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(c)	Not annualized.

(d)	Annualized.

(e)	Amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

10

Linde Hansen Contrarian Value Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Year	Year	Period*
	Ended	Ended	Ended
	November 30, 2014	November 30, 2013	November 30, 2012

Net Asset Value, Beginning of Period	$13.31	$10.38	$10.00
From Operations:
Net investment income (a)	0.04	0.12	0.07
Net gain from securities (realized and unrealized)	0.61	2.97	0.31
Total from operations	0.65	3.09	0.38

Distributions to shareholders from:
Net investment income	(0.01)	(0.16)	—
Net realized gains	(0.71)	—	—
Total distributions	(0.72)	(0.16)	—

Paid in capital from redemption fees	0.00 (e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$13.24	$13.31	$10.38

Total Return (b)	5.20%	30.18%	3.80	% (c)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$24,030	$11,733	$8,091
Ratio of expenses to average net assets, before reimbursement	1.53%	1.74%	2.59	% (d)
net of reimbursement	1.15%	1.15%	1.15	% (d)
Ratio of net investment income to average net assets	0.34%	1.00%	0.82	% (d)
Portfolio turnover rate	19%	42%	7	% (c)

*	Commencement of Operations was February 8, 2012.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(c)	Not annualized.

(d)	Annualized.

(e)	Amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

11

Linde Hansen Contrarian Value Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2014

1.	ORGANIZATION

Linde Hansen Contrarian Value Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company. The primary investment objective of the Fund is long-term growth of capital. The Fund commenced operations on February 8, 2012.

The Fund offers two classes of shares designated as Class A and Class I. Class A shares are offered at net asset value plus a maximum sales charge of 5.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded

12

Linde Hansen Contrarian Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2014 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$35,069,484	$—	$—	$35,069,484
Total	$35,069,484	$—	$—	$35,069,484

The Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and Level 2 during the year.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	See Portfolio of Investments for industry classifications.

Cash – Cash is held with a financial institution. The asset of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

13

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2014

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2012 and 2013) or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short term securities, for the year ended November 30, 2014, amounted to $12,056,227 and $6,366,791, respectively.

4.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Linde Hansen & Co, LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

14

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2014

Advisory Fees – Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended November 30, 2014, the Adviser earned advisory fees of $422,265.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until March 31, 2015, so that the total annual operating expenses of the Fund do not exceed 1.40% and 1.15% of the average daily net assets of the Class A and Class I shares, respectively. Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the year ended November 30, 2014, the Adviser waived fees of $163,540.

Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. As of November 30, 2014, $517,012 of fee waivers or expense reimbursements was subject to recapture by the Adviser from the Fund of which $182,703 expires in November 30, 2015, $170,769 expires in November 30, 2016, and $163,540 expires in November 30, 2017.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

Amounts owed to GFS under their arrangements are included in Payables to Other Affiliates in the Statement of Assets and Liabilities.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares for such distribution and shareholder service activities. For the year ended November 30, 2014, the Fund incurred distribution fees of $65,581 on Class A shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended November 30, 2014, the Distributor received $53,120 in underwriting commissions for sales of Class A shares, of which $9,172 was retained by the principal underwriter or other affiliated broker-dealers.

15

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2014

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund in which the short-term redemption occurs. For the year ended November 30, 2014, the Fund assessed $1,281 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2014	November 30, 2013
Ordinary Income	$806,448	$288,237
Long-Term Capital Gain	1,204,210	—
	$2,010,658	$288,237

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$14,401	$—	$(98,253)	$—	$—	$7,763,292	$7,679,440

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income and accumulated net realized loss from security transactions is primarily attributable to the tax deferral of wash sales and adjustments for C-Corporation return of capital distributions.

At November 30, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$98,253	$—	$98,253	Non-expiring

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, and adjustments for real estate investment trusts and return of capital distributions from C-Corporations, resulted in reclassification for the year ended November 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income	Gains (Loss)
$—	$(28,336)	$28,336

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following distributions:

On December 15, 2014, the Fund paid to shareholders of record on December 12, 2014 an ordinary income dividend of $0.0045 per share to Class I shareholders.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Linde Hansen Contrarian Value Fund
and Board of Trustees of Northern Lights Fund Trust II

We have audited the accompanying statement of assets and liabilities of the Linde Hansen Contrarian Value Fund, a series of shares of beneficial interest in Northern Lights Fund Trust II (the “Fund”), including the portfolio of investments, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and period presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Linde Hansen Contrarian Value Fund as of November 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years and period presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 28, 2015
17

Linde Hansen Contrarian Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

November 30, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	30	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	30	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	30	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	30	Orizon Investment Counsel (financial services company) Board Member

11/30/14-NLII-V3

18

Linde Hansen Contrarian Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (since 2013) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	30	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (2004 - 2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003 - 2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012)	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Gemcom, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-754-7933.

11/30/14-NLII-V3

19

Linde Hansen Contrarian Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

November 30, 2014

As a shareholder of the Fund you incur two types of costs: (1) transaction costs (such as front-end loads and redemption fees) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account		Expenses Paid During
	Account Value	Value	Annualized	the Period*
	(6/1/14)	(11/30/14)	Expense Ratio	(6/1/14 to 11/30/14)
Actual
Class A	$1,000.00	$1,017.80	1.40%	$7.08
Class I	$1,000.00	$1,018.50	1.15%	$5.82
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.05	1.40%	$7.08
Class I	$1,000.00	$1,019.30	1.15%	$5.82

*	Expenses paid during the period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (183) and divided by the number of days in the fiscal year (365).
20

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on January 28-29, 2014, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the Linde Hansen Contrarian Value Fund (the “Fund”), and Linde Hansen & Co., Inc. (“Linde Hansen & Co.” or the “Adviser”) (“Linde Hansen Advisory Agreement”).

In advance of the Meeting, the Board requested and received materials to assist them in considering the Linde Hansen Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Linde Hansen Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Linde Hansen Advisory Agreement and comparative information relating to the advisory fees and other expenses of the Fund. The materials also included due diligence materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, the Adviser’s Forms ADV, select financial information of the Adviser, bibliographic information regarding the Adviser’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. Based on their evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Linde Hansen Advisory Agreement.

At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the renewal of the Linde Hansen Advisory Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below with respect to the Meeting. In their deliberations considering the Linde Hansen Advisory Agreement, as appropriate, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s particular circumstances.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Linde Hansen & Co. related to the proposed renewal of the Linde Hansen Advisory Agreement, including its ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for Linde Hansen, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of the research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representative of Linde Hansen & Co. with respect to a series of important questions, including: whether Linde Hansen & Co. was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Linde Hansen; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with the Fund’s investment limitations, noting that the CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under Linde Hansen & Co.’s compliance program. The Board noted that Linde Hansen & Co.’s current CCO has been acting in that capacity since the departure of the firm’s former CCO in October 2013 and that Linde Hansen & Co. is currently looking to hire a new CCO. The Board then reviewed the capitalization of Linde Hansen & Co. based on financial information provided by and representations made by Linde Hansen & Co. and concluded that Linde Hansen & Co. was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet

21

its obligations to Linde Hansen. The Board concluded that Linde Hansen & Co. had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Linde Hansen Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Linde Hansen & Co. to Linde Hansen were satisfactory.

Performance. The Board reviewed the performance of Linde Hansen as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods noting the Fund performed in line with its peer group but slightly underperformed its Morningstar and benchmark categories. The Board concluded that the Fund’s past performance was acceptable.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Linde Hansen & Co., the Board discussed the comparison of management fees and total operating expense data and reviewed Linde Hansen’s advisory and overall expenses compared to a peer group comprised of funds constructed by Linde Hansen & Co. with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for the Fund, which stated that Linde Hansen & Co. had agreed to waive or limit its management fee and/or reimburse expenses at least until March 31, 2015, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.40%, 2.15% and 1.15% of the Fund’s average net assets, for Class A, Class C and Class I shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that based on Linde Hansen & Co.’s experience, expertise and services to the Fund, the advisory fee charged by Linde Hansen & Co., although higher than the Fund’s peer group and Morningstar category is within the bounds of the industry norm for an actively managed fund of its size. The Board also concluded that the expense caps were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Linde Hansen & Co. with respect to the Fund based on profitability reports and analyses reviewed by the Board and the selected financial information of Linde Hansen & Co. provided by Linde Hansen & Co. After review and discussion, the Board concluded that based on the services provided by Linde Hansen & Co. and the projected growth of the Fund, the fees were reasonable and that anticipated profits from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund, Linde Hansen & Co.’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Linde Hansen Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Linde Hansen & Co. as the Board believed to be reasonably necessary to evaluate the terms of the Linde Hansen Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Linde Hansen Advisory Agreement, (a) the terms of the Linde Hansen Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Linde Hansen Advisory Agreement is in the best interests of the Fund and its shareholders. In considering the renewal of the Linde Hansen Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the Linde Hansen Advisory Agreement was in the best interests of the Fund and its shareholders as appropriate. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Linde Hansen Advisory Agreement.

22

Privacy Policy

Rev. April 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

23

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar Holdings, LLC

●    Gemcom, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.
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How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-754-7933.

Investment Adviser
Linde, Hansen & Co., LLC
25B Vreeland Road, Suite 102
Florham Park, NJ 07932

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)   Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)   Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)   The Code of Ethics is not posted on Registrant’ website.

(f)   A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)   The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2014 - $ 12,500

2013 - $ 12,000

(b)	Audit-Related Fees

2014 - None

2013 - None

(c)	Tax Fees

2014 – $ 2,000

2013 – $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2014 - None

2013 - None

(e)	(1)	Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	2014	2013
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $ 2,000
2013 - $ 2,000

(h)   The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)   Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Code of Ethics herewith.

(a)(2)  Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)  Not applicable for open-end investment companies.

(b)      Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf
Kevin E. Wolf, President

Date	2/6/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf
Kevin E. Wolf, President

Date	2/6/15

By (Signature and Title)

/s/ Erik Naviloff
Erik Naviloff, Treasurer

Date	2/6/15